Exhibit 10-6

Addendum to Loan Agreement

As of September 17, 2012, the loan agreement associated with Loan # 9660933082-90002/00002 in the original amount of $5,000,000, dated April 17, 2012 and amended on July 16, 2012 by and between BRANCH BANKING AND TRUST COMPANY (“Bank”) and The Goldfield Corporation, a State of Delaware corporation (“Borrower”), having its executive office at Melbourne, Florida is hereby amended as follows:

Section VI Negative Covenants is modified to replace:

6.4 “Leases. Create, incur, assume, or suffer to exist any leases, except:

(a)	Leases outstanding on the date hereof and showing on the most recent financial statement submitted to the Bank;

(b)	Operating Leases with a duration of more than one (I) year for machinery and equipment which do not in the aggregate require payments in excess of $500,000.00 in any fiscal year of the Borrower.

(c)	Additional lease obligations in excess of $500,000.00 annually.”

with

6.4 “Leases. Create, incur, assume, or suffer to exist any operating lease obligation in excess of $500,000.00 annually, except:

(a)	Operating leases outstanding on the date hereof;

(b)	Operating leases with a term of one (1) year or less;

(c)	Operating leases in excess of one (1) year for a specific job or contract and:

(i)	Lease payments are included in the job or contract costs;

(ii)	Term of the operating lease does not exceed the projected job or contract term.”

No other changes or modifications to the original agreement are made by this addendum. This addendum modification would supersede any prior change or addendum to this section of the loan agreement.

IN WITNESS WHEREOF, the Bank, Borrower and Guarantor(s) have caused this Agreement to be duly executed under seal all as of the date first above written.

Witnesses:		BORROWER:

Signature:	/s/ Robert L. Jones	The Goldfield Corporation, a Delaware corporation

Print Name:	Robert L. Jones
		By:	/s/ Stephen R. Wherry
Stephen R. Wherry
Signature:	/s/ Brett Wherry		Title: Senior Vice President

Print Name:	Brett Wherry

Witnesses:		GUARANTORS:

Signature:	/s/ Robert L. Jones	Southeast Power, a Florida corporation

Print Name:	Robert L. Jones
		By:	/s/ Stephen R. Wherry
Stephen R. Wherry
Signature:	/s/ Brett Wherry		Title: Treasurer

Print Name:	Brett Wherry

Signature:	/s/ Robert L. Jones	Pineapple House of Brevard, Inc., a Florida corporation

Print Name:	Robert L. Jones
		By:	/s/ Stephen R. Wherry
Stephen R. Wherry
Signature:	/s/ Brett Wherry		Title: Vice President

Print Name:	Brett Wherry

Signature:	/s/ Robert L. Jones	Bayswater Development Corporation, a Florida corporation

Print Name:	Robert L. Jones
		By:	/s/ Stephen R. Wherry
Stephen R. Wherry
Signature:	/s/ Brett Wherry		Title: Treasurer

Print Name:	Brett Wherry

Witnesses:		BANK:
Branch Banking and Trust Company
Signature:	/s/ Victoria Costa
		By:	/s/ Barry Forbes
Print Name:	Victoria Costa		Barry Forbes
Title: Senior Vice President
Signature:	/s/ Trish Kelley

Print Name:	Trish Kelley